Exhibit 99.1 Period ended June 30, 2020 Confidential and proprietary information. © 2019 Sallie Mae Bank. All rights reserved.

Confidential and proprietary information. © 2019 Sallie Mae Bank. All rights reserved. 2

Date Transaction Date Transaction Date Transaction July 2015 SMB Private Education Loan Trust 2015-B May 2016 SMB Private Education Loan Trust 2016-A February 2017 SMB Private Education Loan Trust 2017-A July 2016 SMB Private Education Loan Trust 2016-B October 2016 SMB Private Education Loan Trust 2016-C November 2017 SMB Private Education Loan Trust 2017-B March 2018 SMB Private Education Loan Trust 2018-A June 2018 SMB Private Education Loan Trust 2018-B September 2018 SMB Private Education Loan Trust 2018-C March 2019 SMB Private Education Loan Trust 2019-A June 2019 SMB Private Education Loan Trust 2019-B February 2020 SMB Private Education Loan Trust 2020-A Confidential and proprietary information. © 2019 Sallie Mae Bank. All rights reserved. 3

• • • • • • • • • Confidential and proprietary information. © 2019 Sallie Mae Bank. All rights reserved. 4

Smart Option Serviced Portfolio: 31-60 Day Delinquencies



Smart Option Student Loans - Serviced Portfolio
31-60 Day Delinquencies as a % of Loans in P&I Repayment (1)
Data for Sallie Mae Bank
Percent of P&I Repayment Balance
10%
8%
6%
4%
2%
0%
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15
Sep-15
Dec-15
Mar-16
Jun-16
Sep-16
Dec-16
Mar-17
Jun-17
Sep-17
Dec-17
Mar-18
Jun-18
Sep-18
Dec-18
Mar-19
Jun-19
Sep-19
Dec-19
Mar-20
Jun-20



Smart Option Student Loans - Serviced Portfolio
31-60 Day Delinquencies as a % of Loans in P&I Repayment (1)
Data for Sallie Mae Bank
P&I Repayment Vintages 2011-2019 (2), (3)
Percent of P&I Repayment Balance
10%
8%
6%
4%
2%
0%
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15
Sep-15
Dec-15
Mar-16
Jun-16
Sep-16
Dec-16
Mar-17
Jun-17
Sep-17
Dec-17
Mar-18
Jun-18
Sep-18
Dec-18
Mar-19
Jun-19
Sep-19
Dec-19
Mar-20
Jun-20
SLM Bank 2011 Vintage
SLM Bank 2012 Vintage
SLM Bank 2013 Vintage
SLM Bank 2014 Vintage
SLM Bank 2015 Vintage
SLM Bank 2016 Vintage
SLM Bank 2017 Vintage
SLM Bank 2018 Vintage
SLM Bank 2019 Vintage

Data as of June 30, 2020.

(1) Loans in P&I Repayment include only those loans for which scheduled principal and interest payments were due at the end of the applicable monthly reporting period.

(2) P&I Repayment Vintage is defined as the calendar year during which a borrower is first required to make full principal and interest payments on the loan.

(3) Vintage performance history excludes data points for a vintage when the balance of loans in P&I Repayment outstanding in that vintage constitutes less than 1% of total balance of loans in P&I Repayment outstanding for all vintages.

Confidential and proprietary information. © 2019 Sallie Mae Bank. All rights reserved.

5

Smart Option Serviced Portfolio: 61-90 Day Delinquencies



Smart Option Student Loans - Serviced Portfolio
61-90 Day Delinquencies as a % of Loans in P&I Repayment (1)
Data for Sallie Mae Bank
Percent of P&I Repayment Balance
10%
8%
6%
4%
2%
0%
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15
Sep-15
Dec-15
Mar-16
Jun-16
Sep-16
Dec-16
Mar-17
Jun-17
Sep-17
Dec-17
Mar-18
Jun-18
Sep-18
Dec-18
Mar-19
Jun-19
Sep-19
Dec-19
Mar-20
Jun-20



Smart Option Student Loans - Serviced Portfolio
61-90 Day Delinquencies as a % of Loans in P&I Repayment (1)
Data for Sallie Mae Bank
P&I Repayment Vintages 2011-2019 (2), (3)
Percent of P&I Repayment Balance
10%
8%
6%
4%
2%
0%
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15
Sep-15
Dec-15
Mar-16
Jun-16
Sep-16
Dec-16
Mar-17
Jun-17
Sep-17
Dec-17
Mar-18
Jun-18
Sep-18
Dec-18
Mar-19
Jun-19
Sep-19
Dec-19
Mar-20
Jun-20
SLM Bank 2011 Vintage
SLM Bank 2012 Vintage
SLM Bank 2013 Vintage
SLM Bank 2014 Vintage
SLM Bank 2015 Vintage
SLM Bank 2016 Vintage
SLM Bank 2017 Vintage
SLM Bank 2018 Vintage
SLM Bank 2019 Vintage

Data as of June 30, 2020.

(1) Loans in P&I Repayment include only those loans for which scheduled principal and interest payments were due at the end of the applicable monthly reporting period.

(2) P&I Repayment Vintage is defined as the calendar year during which a borrower is first required to make full principal and interest payments on the loan.

(3) Vintage performance history excludes data points for a vintage when the balance of loans in P&I Repayment outstanding in that vintage constitutes less than 1% of total balance of loans in P&I Repayment outstanding for all vintages.

Confidential and proprietary information. © 2019 Sallie Mae Bank. All rights reserved.

6

Smart Option Serviced Portfolio: 91+ Day Delinquencies



Smart Option Student Loans - Serviced Portfolio
91+ Day Delinquencies as a % of Loans in P&I Repayment (1)
Data for Sallie Mae Bank
Percent of P&I Repayment Balance
10%
8%
6%
4%
2%
0%
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15
Sep-15
Dec-15
Mar-16
Jun-16
Sep-16
Dec-16
Mar-17
Jun-17
Sep-17
Dec-17
Mar-18
Jun-18
Sep-18
Dec-18
Mar-19
Jun-19
Sep-19
Dec-19
Mar-20
Jun-20



Smart Option Student Loans - Serviced Portfolio
91+ Day Delinquencies as a % of Loans in P&I Repayment (1)
Data for Sallie Mae Bank
P&I Repayment Vintages 2011-2019 (2), (3)
Percent of P&I Repayment Balance
10%
8%
6%
4%
2%
0%
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15
Sep-15
Dec-15
Mar-16
Jun-16
Sep-16
Dec-16
Mar-17
Jun-17
Sep-17
Dec-17
Mar-18
Jun-18
Sep-18
Dec-18
Mar-19
Jun-19
Sep-19
Dec-19
Mar-20
Jun-20
SLM Bank 2011 Vintage
SLM Bank 2012 Vintage
SLM Bank 2013 Vintage
SLM Bank 2014 Vintage
SLM Bank 2015 Vintage
SLM Bank 2016 Vintage
SLM Bank 2017 Vintage
SLM Bank 2018 Vintage
SLM Bank 2019 Vintage

Data as of June 30, 2020.

(1) Loans in P&I Repayment include only those loans for which scheduled principal and interest payments were due at the end of each applicable monthly reporting period.

(2) P&I Repayment Vintage is defined as the calendar year during which a borrower is first required to make full principal and interest payments on the loan.

(3) Vintage performance history excludes data points for a vintage when the balance of loans in P&I Repayment outstanding in that vintage constitutes less than 1% of total balance of loans in P&I Repayment outstanding for all vintages.

Confidential and proprietary information. © 2019 Sallie Mae Bank. All rights reserved.

7

Smart Option Serviced Portfolio: Forbearance



Smart Option Student Loans - Serviced Portfolio
Forbearance as a % of Loans in P&I Repayment and Forbearance (1)
Data for Sallie Mae Bank
Percent of P&I Repayment and Forbearance Balance
25%
20%
15%
10%
5%
0%
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15
Sep-15
Dec-15
Mar-16
Jun-16
Sep-16
Dec-16
Mar-17
Jun-17
Sep-17
Dec-17
Mar-18
Jun-18
Sep-18
Dec-18
Mar-19
Jun-19
Sep-19
Dec-19
Mar-20
Jun-20



Smart Option Student Loans - Serviced Portfolio
Forbearance as a % of Loans in P&I Repayment and Forbearance (1)
Data for Sallie Mae Bank
P&I Repayment Vintages 2011-2019(2), (3)
Percent of P&I Repayment and Forbearance Balance
25%
20%
15%
10%
5%
0%
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15
Sep-15
Dec-15
Mar-16
Jun-16
Sep-16
Dec-16
Mar-17
Jun-17
Sep-17
Dec-17
Mar-18
Jun-18
Sep-18
Dec-18
Mar-19
Jun-19
Sep-19
Dec-19
Mar-20
Jun-20
SLM Bank 2011 Vintage
SLM Bank 2012 Vintage
SLM Bank 2013 Vintage
SLM Bank 2014 Vintage
SLM Bank 2015 Vintage
SLM Bank 2016 Vintage
SLM Bank 2017 Vintage
SLM Bank 2018 Vintage
SLM Bank 2019 Vintage

Data as of June 30, 2020.

(1) Loans in P&I Repayment and Forbearance include loans in forbearance and loans for which scheduled principal and interest payments were due at the end of the applicable monthly reporting period.

(2) P&I Repayment Vintage is defined as the calendar year during which a borrower is first required to make full principal and interest payments on the loan.

(3) Vintage performance history excludes data points for a vintage when the balance of loans in P&I Repayment outstanding in that vintage constitutes less than 1% of total balance of loans in P&I Repayment outstanding for all vintages.

Confidential and proprietary information. © 2019 Sallie Mae Bank. All rights reserved.

8

Smart Option Serviced Portfolio: Annualized Gross Defaults



Smart Option Student Loans - Serviced Portfolio
Annualized Gross Defaults as a % of Loans in P&I Repayment(1)
Data for Sallie Mae Bank
Percent of P&I Repayment Balance
10%
8%
6%
4%
2%
0%
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15
Sep-15
Dec-15
Mar-16
Jun-16
Sep-16
Dec-16
Mar-17
Jun-17
Sep-17
Dec-17
Mar-18
Jun-18
Sep-18
Dec-18
Mar-19
Jun-19
Sep-19
Dec-19
Mar-20
Jun-20



Smart Option Student Loans - Serviced Portfolio
Annualized Gross Defaults as a % of Loans in P&I Repayment(1)
Data for Sallie Mae Bank
P&I Repayment Vintages 2011-2019 (2), (3)
Percent of P&I Repayment Balance
10%
8%
6%
4%
2%
0%
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15
Sep-15
Dec-15
Mar-16
Jun-16
Sep-16
Dec-16
Mar-17
Jun-17
Sep-17
Dec-17
Mar-18
Jun-18
Sep-18
Dec-18
Mar-19
Jun-19
Sep-19
Dec-19
Mar-20
Jun-20
SLM Bank 2011 Vintage
SLM Bank 2012 Vintage
SLM Bank 2013 Vintage
SLM Bank 2014 Vintage
SLM Bank 2015 Vintage
SLM Bank 2016 Vintage
SLM Bank 2017 Vintage
SLM Bank 2018 Vintage
SLM Bank 2019 Vintage

Data as of June 30, 2020.

(1) Loans in P&I Repayment include only those loans for which scheduled principal and interest payments were due at the end of each applicable monthly reporting period.

(2) P&I Repayment Vintage is defined as the calendar year during which a borrower is first required to make full principal and interest payments on the loan.

(3) Vintage performance history excludes data points for a vintage when the balance of loans in P&I Repayment outstanding in that vintage constitutes less than 1% of total balance of loans in P&I Repayment outstanding for all vintages.

Confidential and proprietary information. © 2019 Sallie Mae Bank. All rights reserved.

9

Smart Option Student Loans - Serviced Portfolio: Total Portfolio Smart Option Student Loans - Serviced Portfolio: Interest Only Cumulative Defaults by P&I Repayment Vintage Cumulative Defaults by P&I Repayment Vintage and Years Since First P&I Repayment Period (1) 2010⁽²⁾ and Years Since First P&I Repayment Period (1) 2010⁽²⁾ 2011⁽²⁾ 2011⁽²⁾ 10% 10% 2012⁽²⁾ 2012⁽²⁾ 9% 9% 2013⁽²⁾ 2013⁽²⁾ 8% 8% 2014⁽²⁾ 2014⁽²⁾ 7% 7% 6% 6% 5.9% 2015⁽³⁾ 2015⁽³⁾ 5% 2016⁽³⁾ 5% 2016⁽³⁾ 4.5% 4% 4% 3.5% 2017⁽³⁾ 2017⁽³⁾ 3% 3% 3.0% 2.3% 2018⁽³⁾ 2.2% 2018⁽³⁾ 2% 2% 1.8% 1% 2019⁽³⁾ 1% 1.3% 2019⁽³⁾ Cumulative Defaults as a % asofa Defaults% Cumulative 0.8% asofa Defaults% Cumulative 0.9% 0% 0% 0 1 2 3 4 5 6 7 8 9 0 1 2 3 4 5 6 7 8 9 Disbursed Principal Entering P & I Repayment I & Entering P Principal Disbursed Years Since First P&I Repayment Period Repayment I & Entering P Principal Disbursed Years Since First P&I Repayment Period Smart Option Student Loans - Serviced Portfolio: Fixed Pay Smart Option Student Loans - Serviced Portfolio: Deferred Cumulative Defaults by P&I Repayment Vintage Cumulative Defaults by P&I Repayment Vintage and Years Since First P&I Repayment Period(1) and Years Since First P&I Repayment Period(1) 2011⁽²⁾ 10% 10% 2012⁽²⁾ 2012⁽²⁾ 9% 9% 2013⁽²⁾ 2013⁽²⁾ 8% 8% 8.0% 2014⁽²⁾ 7% 2014⁽²⁾ 7% 6.3% 6% 2015⁽³⁾ 6% 2015⁽³⁾ 5% 5% 5.1% 2016⁽³⁾ 5.0% 2016⁽³⁾ 4% 4% 3.7% 2017⁽³⁾ 2017⁽³⁾ 3% 3.3% 3% 2.9% 2018⁽³⁾ 2018⁽³⁾ 2% 2% 1.7% 2019⁽³⁾ 1% 2019⁽³⁾ Cumulative Defaults as a % asofa Defaults% Cumulative 1% 1.0% 0.6% asofa Defaults% Cumulative 0% 0% 0 1 2 3 4 5 6 7 8 9 0 1 2 3 4 5 6 7 8 9 Disbursed Principal Entering P & I I & Entering Repayment P Principal Disbursed Years Since First P&I Repayment Period I & Entering Repayment P Principal Disbursed Years Since First P&I Repayment Period Confidential and proprietary information. © 2019 Sallie Mae Bank. All rights reserved. 10

► Voluntary prepay speeds trend up as more loans enter P&I repayment. Smart Option Student Loans - Serviced Portfolio: All Products (1), (2), (3) Smart Option Student Loans - Serviced Portfolio: Interest Only Voluntary CPR by Disbursement Vintage Voluntary CPR by Disbursement Vintage (1), (2), (3) Data for Legacy SLM thru April 30, 2014 and Sallie Mae Bank since May 1, 2014 Data for Legacy SLM thru April 30, 2014 and Sallie Mae Bank since May 1, 2014 20% 20% 15% 15% 10% 10% % % CPR % % CPR 5% 5% 0% 0% 1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 Quarters Since Disbursement Quarters Since Disbursement 2011 Vintage 2012 Vintage 2013 Vintage 2014 Vintage 2015 Vintage 2011 Vintage 2012 Vintage 2013 Vintage 2014 Vintage 2015 Vintage 2016 Vintage 2017 Vintage 2018 Vintage 2019 Vintage 2016 Vintage 2017 Vintage 2018 Vintage 2019 Vintage Smart Option Student Loans - Serviced Portfolio: Fixed Pay Smart Option Student Loans - Serviced Portfolio: Deferred Voluntary CPR by Disbursement Vintage (1), (2), (3) Voluntary CPR by Disbursement Vintage (1), (2), (3) Data for Legacy SLM thru April 30, 2014 and Sallie Mae Bank since May 1, 2014 Data for Legacy SLM thru April 30, 2014 and Sallie Mae Bank since May 1, 2014 20% 20% 15% 15% 10% 10% % % CPR % % CPR 5% 5% 0% 0% 1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 Quarters Since Disbursement Quarters Since Disbursement 2011 Vintage 2012 Vintage 2013 Vintage 2014 Vintage 2015 Vintage 2011 Vintage 2012 Vintage 2013 Vintage 2014 Vintage 2015 Vintage 2016 Vintage 2017 Vintage 2018 Vintage 2019 Vintage 2016 Vintage 2017 Vintage 2018 Vintage 2019 Vintage Confidential and proprietary information. © 2019 Sallie Mae Bank. All rights reserved. 11

► Smart Option Student Loans - Serviced Portfolio: All Products Smart Option Student Loans - Serviced Portfolio: Interest Only (1), (2), (3) Total CPR by Disbursement Vintage (1), (2), (3) Total CPR by Disbursement Vintage Data for Legacy SLM thru April 30, 2014 and Sallie Mae Bank since May 1, 2014 Data for Legacy SLM thru April 30, 2014 and Sallie Mae Bank since May 1, 2014 20% 20% 15% 15% 10% 10% % % CPR % % CPR 5% 5% 0% 0% 1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 Quarters Since Disbursement Quarters Since Disbursement 2011 Vintage 2012 Vintage 2013 Vintage 2014 Vintage 2015 Vintage 2011 Vintage 2012 Vintage 2013 Vintage 2014 Vintage 2015 Vintage 2016 Vintage 2017 Vintage 2018 Vintage 2019 Vintage 2016 Vintage 2017 Vintage 2018 Vintage 2019 Vintage Smart Option Student Loans - Serviced Portfolio: Fixed Pay Smart Option Student Loans - Serviced Portfolio: Deferred Total CPR by Disbursement Vintage (1), (2), (3) Total CPR by Disbursement Vintage (1), (2), (3) Data for Legacy SLM thru April 30, 2014 and Sallie Mae Bank since May 1, 2014 Data for Legacy SLM thru April 30, 2014 and Sallie Mae Bank since May 1, 2014 20% 20% 15% 15% 10% 10% % % CPR % % CPR 5% 5% 0% 0% 1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 Quarters Since Disbursement Quarters Since Disbursement 2011 Vintage 2012 Vintage 2013 Vintage 2014 Vintage 2015 Vintage 2011 Vintage 2012 Vintage 2013 Vintage 2014 Vintage 2015 Vintage 2016 Vintage 2017 Vintage 2018 Vintage 2019 Vintage 2016 Vintage 2017 Vintage 2018 Vintage 2019 Vintage Confidential and proprietary information. © 2019 Sallie Mae Bank. All rights reserved. 12

Smart Option Combined (P&I Repayment - Total) P&I Disbursed Principal Periodic Defaults Percentage Repayment Entering P&I by Years Since First P&I Repayment Period (1), (4), (5) Vintage Repayment ($m) 0 1 2 3 4 5 6 7 8 9 Total 2010(2) 428 1.3% 1.3% 1.2% 1.0% 0.9% 0.5% 0.4% 0.3% 0.2% 7.2% 2011(2) 996 0.8% 1.1% 1.3% 1.0% 0.8% 0.6% 0.5% 0.4% 6.6% 2012(2) 1,632 0.5% 0.9% 1.3% 1.0% 0.8% 0.7% 0.4% 5.7% 2013(2) 2,256 0.4% 1.0% 1.4% 1.0% 0.9% 0.7% 5.3% 2014(2) 2,822 0.3% 1.5% 1.4% 1.2% 0.9% 5.4% 2015(3) 2,491 0.3% 1.8% 1.5% 1.1% 0.8% 0.3% #N/A 5.9% 2016(3) 3,182 0.2% 1.4% 1.5% 1.0% 0.4% #N/A 4.5% 2017(3) 3,782 0.3% 1.3% 1.4% 0.5% #N/A 3.5% 2018(3) 4,199 0.2% 1.2% 0.8% #N/A 2.3% 2019(3) 4,470 0.3% 0.5% #N/A 0.8% Smart Option Combined (P&I Repayment - Co-signer) P&I Disbursed Principal Periodic Defaults Percentage Repayment Entering P&I by Years Since First P&I Repayment Period (1), (4), (5) Vintage Repayment ($m) 0 1 2 3 4 5 6 7 8 9 Total 2010(2) 408 1.2% 1.3% 1.1% 1.0% 0.9% 0.5% 0.4% 0.3% 0.3% 7.1% 2011(2) 915 0.8% 1.0% 1.3% 1.0% 0.8% 0.6% 0.5% 0.4% 6.2% 2012(2) 1,490 0.5% 0.8% 1.1% 0.9% 0.8% 0.7% 0.4% 5.1% 2013(2) 2,046 0.3% 0.8% 1.2% 0.9% 0.9% 0.7% 4.7% 2014(2) 2,543 0.3% 1.2% 1.3% 1.1% 0.9% 4.7% 2015(3) 2,221 0.2% 1.5% 1.4% 1.0% 0.8% 0.3% . . . #N/A 5.2% 2016(3) 2,850 0.2% 1.2% 1.4% 0.9% 0.4% . . . . #N/A 4.1% 2017(3) 3,395 0.2% 1.1% 1.4% 0.5% . . . . . #N/A 3.2% 2018(3) 3,775 0.2% 1.1% 0.8% . . . . . . #N/A 2.1% 2019(3) 4,028 0.3% 0.5% . . . . . . . #N/A 0.7% Smart Option Combined (P&I Repayment - No Co-signer) P&I Disbursed Principal Periodic Defaults Percentage Repayment Entering P&I by Years Since First P&I Repayment Period (1), (4), (5) Vintage Repayment ($m) 0 1 2 3 4 5 6 7 8 9 Total 2010(2) 19 1.7% 2.9% 1.7% 1.6% 0.9% 0.6% 0.2% 0.4% 0.1% 10.0% 2011(2) 82 1.9% 2.8% 2.2% 1.7% 1.1% 1.0% 0.6% 0.4% 11.7% 2012(2) 142 1.1% 2.8% 2.8% 1.9% 1.3% 1.1% 0.6% 11.7% 2013(2) 210 0.8% 2.9% 3.1% 1.8% 1.5% 0.9% 11.0% 2014(2) 279 0.9% 4.2% 3.0% 2.0% 1.4% 11.6% 2015(3) 270 1.0% 4.3% 2.6% 1.8% 1.2% 0.6% . . . #N/A 11.5% 2016(3) 333 0.6% 3.0% 2.5% 1.5% 0.6% . . . . #N/A 8.2% 2017(3) 388 0.6% 2.9% 1.9% 0.8% . . . . . #N/A 6.2% 2018(3) 424 0.5% 2.6% 1.1% . . . . . . #N/A 4.3% 2019(3) 442 0.5% 1.4% . . . . . . . #N/A 1.9% Confidential and proprietary information. © 2019 Sallie Mae Bank. All rights reserved. 13

Smart Option Interest Only (P&I Repayment - Total) P&I Disbursed Principal Periodic Defaults Percentage Repayment Entering P&I by Years Since First P&I Repayment Period (1), (4), (5) Vintage Repayment ($m) 0 1 2 3 4 5 6 7 8 9 Total 2010(2) 426 1.3% 1.4% 1.2% 1.0% 0.9% 0.5% 0.4% 0.3% 0.2% 7.2% 2011(2) 771 1.0% 1.1% 1.3% 0.9% 0.6% 0.5% 0.4% 0.3% 6.1% 2012(2) 855 0.7% 0.8% 0.9% 0.7% 0.6% 0.4% 0.3% 4.4% 2013(2) 890 0.6% 0.6% 0.9% 0.6% 0.5% 0.4% 3.6% 2014(2) 864 0.5% 0.7% 0.7% 0.6% 0.5% 3.0% 2015(3) 570 0.6% 0.8% 0.6% 0.4% 0.4% 0.2% . . . #N/A 3.0% 2016(3) 748 0.5% 0.6% 0.6% 0.4% 0.2% . . . . #N/A 2.2% 2017(3) 954 0.6% 0.5% 0.5% 0.2% . . . . . #N/A 1.8% 2018(3) 1,098 0.5% 0.5% 0.3% . . . . . . #N/A 1.3% 2019(3) 1,167 0.6% 0.3% . . . . . . . #N/A 0.9% Smart Option Interest Only (P&I Repayment - Co-signer) P&I Disbursed Principal Periodic Defaults Percentage Repayment Entering P&I by Years Since First P&I Repayment Period (1), (4), (5) Vintage Repayment ($m) 0 1 2 3 4 5 6 7 8 9 Total 2010(2) 407 1.2% 1.3% 1.1% 1.0% 0.9% 0.5% 0.4% 0.3% 0.2% 7.0% 2011(2) 712 0.9% 1.0% 1.2% 0.9% 0.6% 0.5% 0.4% 0.3% 5.8% 2012(2) 787 0.7% 0.6% 0.8% 0.6% 0.6% 0.4% 0.3% 4.0% 2013(2) 818 0.5% 0.5% 0.8% 0.5% 0.5% 0.4% 3.1% 2014(2) 785 0.5% 0.5% 0.6% 0.6% 0.4% 2.6% 2015(3) 497 0.5% 0.6% 0.5% 0.4% 0.4% 0.1% . . . #N/A 2.6% 2016(3) 651 0.4% 0.5% 0.5% 0.4% 0.1% . . . . #N/A 1.9% 2017(3) 832 0.5% 0.4% 0.5% 0.2% . . . . . #N/A 1.6% 2018(3) 964 0.4% 0.4% 0.2% . . . . . . #N/A 1.1% 2019(3) 1,032 0.6% 0.2% . . . . . . . #N/A 0.8% Smart Option Interest Only (P&I Repayment - No Co-signer) P&I Disbursed Principal Periodic Defaults Percentage Repayment Entering P&I by Years Since First P&I Repayment Period (1), (4), (5) Vintage Repayment ($m) 0 1 2 3 4 5 6 7 8 9 Total 2010(2) 19 1.7% 2.9% 1.7% 1.6% 0.9% 0.6% 0.2% 0.4% 0.1% 10.0% 2011(2) 59 2.1% 2.4% 1.8% 1.5% 1.0% 0.8% 0.5% 0.2% 10.2% 2012(2) 67 1.4% 2.1% 2.0% 1.3% 0.8% 0.7% 0.3% 8.5% 2013(2) 72 1.5% 2.0% 2.0% 1.4% 1.0% 0.4% 8.3% 2014(2) 79 1.3% 2.1% 1.8% 1.2% 0.9% 7.3% 2015(3) 73 1.3% 2.0% 1.2% 0.7% 0.5% 0.3% . . . #N/A 5.9% 2016(3) 98 1.0% 1.4% 1.1% 0.8% 0.4% . . . . #N/A 4.6% 2017(3) 122 1.1% 1.3% 0.8% 0.3% . . . . . #N/A 3.5% 2018(3) 134 0.9% 1.1% 0.5% . . . . . . #N/A 2.5% 2019(3) 136 0.9% 0.9% . . . . . . . #N/A 1.8% Confidential and proprietary information. © 2019 Sallie Mae Bank. All rights reserved. 14

Smart Option Fixed Payment (P&I Repayment - Total) P&I Disbursed Principal Periodic Defaults Percentage Repayment Entering P&I by Years Since First P&I Repayment Period (1), (4), (5) Vintage Repayment ($m) 0 1 2 3 4 5 6 7 8 9 Total 2011(2) 221 0.3% 1.4% 1.6% 1.3% 1.3% 1.0% 0.9% 0.7% 8.5% 2012(2) 529 0.4% 1.0% 1.8% 1.2% 1.1% 0.9% 0.6% 6.9% 2013(2) 732 0.4% 1.0% 1.4% 1.0% 1.1% 0.7% 5.5% 2014(2) 959 0.4% 1.1% 1.3% 1.1% 0.9% 4.7% 2015(3) 782 0.4% 1.3% 1.3% 0.9% 0.8% 0.3% . . #N/A #N/A 5.1% 2016(3) 1,010 0.4% 1.0% 1.2% 0.9% 0.3% . . . #N/A #N/A 3.7% 2017(3) 1,174 0.3% 0.9% 1.2% 0.4% . . . . #N/A #N/A 2.9% 2018(3) 1,263 0.3% 0.9% 0.6% . . . . . #N/A #N/A 1.7% 2019(3) 1,366 0.3% 0.3% . . . . . . #N/A #N/A 0.6% Smart Option Fixed Payment (P&I Repayment - Co-signer) P&I Disbursed Principal Periodic Defaults Percentage Repayment Entering P&I by Years Since First P&I Repayment Period (1), (4), (5) Vintage Repayment ($m) 0 1 2 3 4 5 6 7 8 9 Total 2011(2) 199 0.2% 1.1% 1.4% 1.2% 1.3% 0.9% 0.9% 0.6% 7.7% 2012(2) 482 0.3% 0.8% 1.6% 1.1% 1.0% 0.8% 0.6% 6.2% 2013(2) 669 0.3% 0.8% 1.3% 0.9% 1.0% 0.7% 5.0% 2014(2) 877 0.3% 0.9% 1.2% 1.1% 0.9% 4.3% 2015(3) 705 0.3% 1.1% 1.2% 0.8% 0.7% 0.3% . . #N/A #N/A 4.5% 2016(3) 908 0.3% 0.9% 1.1% 0.8% 0.3% . . . #N/A #N/A 3.3% 2017(3) 1,056 0.3% 0.8% 1.2% 0.4% . . . . #N/A #N/A 2.6% 2018(3) 1,136 0.2% 0.8% 0.5% . . . . . #N/A #N/A 1.5% 2019(3) 1,228 0.3% 0.2% . . . . . . #N/A #N/A 0.5% Smart Option Fixed Payment (P&I Repayment - No Co-signer) P&I Disbursed Principal Periodic Defaults Percentage Repayment Entering P&I by Years Since First P&I Repayment Period (1), (4), (5) Vintage Repayment ($m) 0 1 2 3 4 5 6 7 8 9 Total 2011(2) 22 1.3% 3.9% 3.3% 2.3% 1.5% 1.5% 0.9% 0.8% 15.6% 2012(2) 47 1.4% 3.1% 3.8% 2.2% 1.9% 1.2% 0.7% 14.3% 2013(2) 63 1.0% 2.7% 3.0% 1.8% 1.4% 1.1% 11.0% 2014(2) 82 1.3% 3.1% 2.5% 1.6% 1.3% 9.7% 2015(3) 77 1.5% 2.9% 2.8% 1.8% 1.1% 0.5% . . #N/A #N/A 10.5% 2016(3) 102 0.9% 2.3% 2.0% 1.4% 0.5% . . . #N/A #N/A 7.0% 2017(3) 118 0.7% 2.1% 1.6% 0.9% . . . . #N/A #N/A 5.3% 2018(3) 127 0.7% 2.0% 0.9% . . . . . #N/A #N/A 3.6% 2019(3) 138 0.6% 0.7% . . . . . . #N/A #N/A 1.3% Confidential and proprietary information. © 2019 Sallie Mae Bank. All rights reserved. 15

Smart Option Deferred (P&I Repayment - Total) P&I Disbursed Principal Periodic Defaults Percentage Repayment Entering P&I by Years Since First P&I Repayment Period (1), (4), (5) Vintage Repayment ($m) 0 1 2 3 4 5 6 7 8 9 Total 2012(2) 249 0.1% 1.5% 1.4% 1.6% 1.1% 1.2% 0.8% 7.6% 2013(2) 635 0.1% 1.6% 2.1% 1.4% 1.3% 1.1% 7.6% 2014(2) 999 0.1% 2.5% 2.3% 1.7% 1.4% 8.0% 2015(3) 1,140 0.1% 2.8% 2.1% 1.5% 1.1% 0.4% . #N/A #N/A #N/A 8.0% 2016(3) 1,424 0.0% 2.2% 2.2% 1.3% 0.5% . . #N/A #N/A #N/A 6.3% 2017(3) 1,655 0.1% 2.1% 2.1% 0.7% . . . #N/A #N/A #N/A 5.0% 2018(3) 1,838 0.1% 1.9% 1.4% . . . . #N/A #N/A #N/A 3.3% 2019(3) 1,936 0.1% 0.9% . . . . . #N/A #N/A #N/A 1.0% Smart Option Deferred (P&I Repayment - Co-signer) P&I Disbursed Principal Periodic Defaults Percentage Repayment Entering P&I by Years Since First P&I Repayment Period (1), (4), (5) Vintage Repayment ($m) 0 1 2 3 4 5 6 7 8 9 Total 2012(2) 220 0.1% 1.1% 1.2% 1.4% 1.1% 1.2% 0.7% 6.7% 2013(2) 559 0.1% 1.3% 1.8% 1.2% 1.2% 1.1% 6.7% 2014(2) 881 0.1% 2.0% 2.0% 1.6% 1.3% 7.0% 2015(3) 1,019 0.1% 2.3% 1.9% 1.4% 1.0% 0.4% . #N/A #N/A #N/A 7.1% 2016(3) 1,291 0.0% 1.9% 2.1% 1.2% 0.5% . . #N/A #N/A #N/A 5.7% 2017(3) 1,506 0.1% 1.8% 2.0% 0.7% . . . #N/A #N/A #N/A 4.6% 2018(3) 1,675 0.1% 1.6% 1.3% . . . . #N/A #N/A #N/A 3.0% 2019(3) 1,768 0.1% 0.8% . . . . . #N/A #N/A #N/A 0.8% Smart Option Deferred (P&I Repayment - No Co-signer) P&I Disbursed Principal Periodic Defaults Percentage Repayment Entering P&I by Years Since First P&I Repayment Period (1), (4), (5) Vintage Repayment ($m) 0 1 2 3 4 5 6 7 8 9 Total 2012(2) 28 0.0% 4.2% 2.8% 3.0% 1.8% 1.7% 1.2% 14.8% 2013(2) 75 0.1% 3.9% 4.2% 2.3% 2.0% 1.2% 13.7% 2014(2) 118 0.3% 6.4% 4.2% 2.9% 1.8% 15.7% 2015(3) 120 0.6% 6.6% 3.3% 2.4% 1.6% 0.8% . #N/A #N/A #N/A 15.4% 2016(3) 133 0.0% 4.8% 3.8% 2.1% 0.9% . . #N/A #N/A #N/A 11.6% 2017(3) 149 0.1% 4.8% 3.2% 1.0% . . . #N/A #N/A #N/A 9.0% 2018(3) 163 0.0% 4.4% 1.8% . . . . #N/A #N/A #N/A 6.2% 2019(3) 168 0.0% 2.3% . . . . . #N/A #N/A #N/A 2.3% Confidential and proprietary information. © 2019 Sallie Mae Bank. All rights reserved. 16

Confidential and proprietary information. © 2019 Sallie Mae Bank. All rights reserved. 17

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         Confidential and proprietary information. © 2019 Sallie Mae Bank. All rights reserved. 19

Smart Option Loan Program: Prepayment Methodology

Calculations

$$Prepayment_t = PMT_t - SP_t$$

$$SMM_t = Prepayment_t / EXP_t$$

$$SR_t = 1 - SMM_t$$

$$CPR_n = 1 - \left[\prod_{t=1}^{3} SR_t\right]^4$$

where:

$n = quarter$

$t = month\ of\ quarter$

Examples[1]

t	PMT_t	SP_t	EXP_t	$Prepayment_t$	SMM_t	SR_t	CPR
0							
Borrower is in school ($25 fixed payment due)							
1	$25	$25	$10,029	$0	0.0%	100.0%	
2	$25	$25	$10,058	$0	0.0%	100.0%	
3	$25	$25	$10,088	$0	0.0%	100.0%	0.0%
Borrower is in P&I repayment (full P&I payment due)							
1	$164	$114	$9,941	$50	0.5%	99.5%	
2	$164	$114	$9,831	$50	0.5%	99.5%	
3	$164	$114	$9,720	$50	0.5%	99.5%	5.9%
Borrower uses forbearance in period 3 (full P&I payment due)							
1	$114	$114	$9,941	$0	0.0%	100.0%	
2	$114	$114	$9,881	$0	0.0%	100.0%	
3	$0	$114	$9,821	($114)	-1.2%	101.2%	-4.7%

(1) Calculations assume a 6.5% interest rate and a standard 10-year loan repayment term. Starting loan balance is $10,000 for all three scenarios.

Confidential and proprietary information. © 2019 Sallie Mae Bank. All rights reserved.

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